IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

                             AQUILA
                    TAX-FREE FUND OF COLORADO
      380 Madison Avenue, Suite 2300, New York, N.Y. 10017

                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on June 29, 1998

TO SHAREHOLDERS OF THE FUND:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Aquila Tax-Free Fund of Colorado
(the "Fund") will be held

     Place:    (a)  at Hyatt Regency Tech Center Denver
                    7800 Tufts Avenue
                    Denver, Colorado 80237

     Time:     (b)  on June 29, 1998 at 2:00 p.m. local time;

     Purposes: (c)  for the following purposes:

                    (i)  to elect seven Trustees; each Trustee
                    elected will hold office until the next
                    annual meeting of the Fund's shareholders or until his or her successor is duly elected;

                    (ii) to ratify (that is, to approve) or
                    reject the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1998
                    (Proposal No. 1);




Please Note:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.

               (iii) to consider a proposed new investment advisory and administration agreement between the Fund and Aquila Management Corporation, which currently serves as the Fund's Administrator, under which it would become the Fund's investment adviser by contracting with others at its expense, as well as continuing to provide administrative services as heretofore, and under which all advisory fees and administration fees would be paid to it (Proposal No. 2);

               (iv) to consider a proposed new sub-advisory agreement between Aquila Management Corporation as Manager and Banc KPM Investment Management, Inc.
               as Sub-Adviser (Proposal No. 3);

               (iv) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

     Who Can
     Vote What
     Shares:   (d)  To vote at the Meeting, you must have been a
                    shareholder on the Fund's records at the close of business on April 15, 1998 (the
                    "record date"). Also, the number of shares of each of the Fund's classes of shares that you held at that time and the respective net asset values of each class of shares at that time determines the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                              By Order of the Board of Trustees


                              EDWARD M. W. HINES
                              Secretary
     May 10, 1998









                              (ii)

                             AQUILA
                    TAX-FREE FUND OF COLORADO
    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Aquila Tax-Free Fund of Colorado (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     This Notice and Proxy Statement are first being mailed on or about May 10, 1998.

     A copy of the Fund's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-2652 toll-free or 212-697-6666.

     The Fund's organizer and administrator (the "Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's investment adviser is KPM Investment Management, Inc. (the "Adviser"), 1700 Lincoln Street, Denver Colorado 80203. The Adviser is a wholly owned subsidiary of KFS Corporation, which is a wholly-owned by Mutual of Omaha Insurance Company, whose principal office is at Mutual of Omaha Plaza, Omaha, NE 68175.

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee, by striking a line through the nominee's name on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on each proposal by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on that proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on the proposal, the proxy holders will vote your shares for the proposal.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Fund in writing;
(ii) signing a new and different proxy card (if the Fund receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of these shares. The Fund will pay these firms for their out-of-pocket expenses for doing so.

     The Fund has four classes of shares outstanding (No Class I Shares were outstanding on the record date). All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date the net asset value per share of the Fund's Class A shares was $10.54, of its Class C shares was $10.52 and of its Class Y Shares was $10.56. The meeting will act upon matters that affect the Fund as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all three classes of the Fund are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for the Fund was 20,749,848.

     Of the Class A Shares of the Fund outstanding on the record date Merrill, Lynch, Pierce, Fenner & Smith, Inc., P.O. Box 30561 New Brunswick, NJ held of record 1,173,337 shares (5.4%). On the basis of information received from those holders, the Fund's management believes that all of such shares are held for the benefit of clients. Of the Class C Shares of the Fund outstanding on that date, PaineWebber F/B/O held 16,978 shares (15.9% of the class), and Everen Clearing Corp. (two accounts) held 17, 874 shares and 50,494 shares, (16.7% and 47.4% of the class). Of the Class Y Shares of the Fund outstanding on the record date, Haws & Co. held 139,112 shares (31.5% of the class) and Heritage Trust & Asset Management Inc. 200 Grand Avenue, Grand Junction, CO held of record 286,913 shares (64.9% of the class). On the basis of information received from those holders, the Fund's management believes that all of such shares are held for the benefit of clients. The Fund's management is not aware of any other person owning of record or beneficially 5% or more of the shares of any class of Fund's outstanding shares as of that date.

                      ELECTION OF TRUSTEES

     At the Meeting, seven Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee and was previously elected by the shareholders at the annual meeting of the Fund held on June 18, 1997. Except for Mr. Weeks, who has been a Trustee since 1995, and Dr. Adams, who has been a Trustee since 1989, every other Trustee has been a Trustee since the beginning of the Fund's operations in 1987. The Trustees and officers as a group owned on the record date less than 1% of the outstanding shares of the Fund. Listed below are the shares of the Fund owned by each Trustee, all of which are Class A Shares. In the table below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Administrator" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a Director, officer and shareholder of the Distributor. He is so designated by an asterisk.

     Described in the following material are the name, positions with the Fund, age as of April 15, 1998 and business experience during at least the past five years (other than with the Fund) of each nominee and all officers of the Fund.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, Age: 68, Shares owned: 320 (1)

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Manager or Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: and Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which, together with this Fund are called the Aquila Bond and Equity Funds; Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Government Securities Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

(1) Includes 129 shares owned of record by the Administrator.

Tucker Hart Adams, Trustee,  Age: 60, Shares Owned: 354

President of the Adams Group, an economic consulting firm, since 1989; Aquila Rocky Mountain Equity Fund since 1993; Vice President of United Banks of Colorado, 1985-1988; Chief Economist of United Banks of Colorado, 1981-1988; Director of University Hospital, 1990-1994; Director of the Colorado Health Facilities Authority; Vice Chair of the University of Colorado Foundation; currently or formerly an officer or director of numerous professional and community organizations.

Arthur K. Carlson, Trustee,  Age: 76, Shares Owned: 473 (2)

Retired; Advisory Director of the Renaissance Companies (design and construction companies of commercial, industrial and upscale residential properties) since 1996; Senior Vice President and Manager of the Trust Division of The Valley National Bank of Arizona, 1977-1987; Trustee of Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona and Pacific Capital Cash Assets Trust since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1988 and of Aquila Rocky Mountain Equity Fund since 1993; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of Irving Trust Company, New York City; past President of The New York Society of Security Analysts and currently a member of the Phoenix Society of Financial Analysts; formerly Director of the Financial Analysts Federation; present or formerly an officer and/or director of various other community and professional organizations.

(2) Held of record by a nominee.

William M. Cole, Trustee, Age: 66, Shares Owned: 1,915

President of Cole International, Inc., financial and shipping consultants, since 1974; President of Cole Associates, shopping center and real estate developers, 1974-1976; President of Seatrain Lines, Inc., 1970-1974; former General Partner of Jones & Thompson, international shipping brokers; Trustee of Pacific Capital Cash Assets Trust since 1984, of Hawaiian Tax-Free Trust since 1985, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Trust since 1988; Chairman of Cole Group, a financial consulting and real estate firm, since 1985.

Anne J. Mills, Trustee,  Age: 59, Shares Owned: 5,203

Vice President for Business Affairs of Ottawa University since 1992; Director of Customer Fulfillment, U.S. Marketing and Services Group, IBM Corporation, 1990-1991; Director of Business Requirements of that Group, 1988-1990; Director of Phase Management of that Group, 1985-1988; Budget Review Officer of the American Baptist Churches/USA, 1994-1997; Director of the American Baptist Foundation 1985-1986 and since 1998; Trustee of Brown University; Trustee of Churchill Cash Reserves Trust since 1985, of Tax-Free Trust of Arizona since 1986, of Churchill Tax-Free Fund of Kentucky, and Capital Cash Management Trust since 1987 and of Tax-Free Fund For Utah since 1994.

J. William Weeks, Trustee,  Age: 70, Shares Owned: 542

Trustee of Narragansett Insured Tax-Free Income Fund since 1995; Senior Vice President of Narragansett Insured Tax-Free Income Fund, 1992-1995; Vice President of Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon and Churchill Tax-Free Fund of Kentucky, 1990-1995; Senior Vice President or Vice President of the Bond and Equity Funds and Vice President of Short Term Asset Reserves and Pacific Capital Cash Assets Trust, 1984-1988; President and Director of Weeks & Co., Inc., financial consultants, since 1978; limited partner and investor in various real estate partnerships since 1988; Partner of Alex. Brown & Sons, investment bankers, 1966-1976; Vice President of Finance and Assistant to the President of Howard Johnson Company, a restaurant and motor lodge chain, 1961-1966; formerly with Blyth & Co., Inc., investment bankers.

John G. Welles, Trustee,  Age: 72, Shares Owned: 4,948

Retired; Executive Director Emeritus of the Denver Museum of Natural History since 1995; Director of the Museum, 1987-1994; Regional Administrator of Region VIII, U.S. Environmental Protection Agency, 1983-1987; Vice President for Planning and Public Affairs of the Colorado School of Mines, 1974-1983; Member of the Board of Directors of Intra West Mortgage Corporation, 1976-1983; Member of the Board of Directors of the Gulf of Maine Foundation; formerly head of the Industrial Economics Division of the University of Denver Research Institute, consultant to the United Nations Conference on the Human Environment and to Business International, and Chairman of the Colorado Front Range Project; formerly Vice President and member of Ethics Commission of the American Association of Museums.

Jerry G. McGrew, Senior Vice President,  Age: 53

Senior Vice President of Aquila Rocky Mountain Equity Fund since 1997; Senior Vice President of Churchill Tax-Free Fund of Kentucky since 1994, Vice President since 1987; Vice President of Tax-Free Fund For Utah since 1992; Vice President of Churchill Cash Reserves Trust since 1995; Registered Principal since 1993; Vice President of Aquila Distributors, Inc. since 1993; Registered Representative of J.J.B. Hilliard, W.L. Lyons Inc., 1983-1987; Account Manager with IBM Corporation, 1967-1981; Gubernatorial appointee, Kentucky Financial Institutions Board, since 1993; Chairman, Total Quality Management for Small Business, 1990-1994; President of Elizabethtown/Hardin County, Kentucky, Chamber of Commerce, 1989-1991; President of Elizabethtown Country Club, 1983-1985.

William C. Wallace, Vice President, Age: 63

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Jean M. Smith, Vice President, Age: 53

Assistant Treasurer of Bradford Trust Company, 1977-1978; Staff
Supervisor of Wood Struthers & Winthrop, an investment advisory firm, 1976-1977; Client Administrator of Bradford Trust Company,
1972-1976.

Jessica L. Wiltshire, Vice President,  Age: 28

Investor Representative with Oppenheimer Funds, 1996-1997; Sales
Representative for Tax-Free Fund of Colorado and Aquila Rocky
Mountain Equity Fund, 1993-1996.

Rose F. Marotta, Chief Financial Officer, Age: 73

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer,  Age: 62

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary,  Age: 58

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, Age: 58

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer,
Age: 31
Assistant Secretary of the Aquila Money-Market Funds and the
Aquila Bond and Equity Funds since 1995; Counsel to the
Administrator and the Distributor since 1995; Secretary of the Distributor since 1997; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

     For its fiscal year ended December 31, 1997, the Fund paid a total of $65,221 in compensation and reimbursement of expenses to those Trustees to whom it pays fees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees. The Fund does not pay fees to Trustees affiliated with the Administrator or to any of its officers.

     The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Fund                Group               now serves
Tucker H.
Adams          $8,135              $9,985              2

Arthur K.
Carlson        $7,794              $59,122             7

William M.
Cole           $7,799              $47,061             5

Anne J.
Mills          $9,042              $39,424             6

J. William
Weeks          $9,106              $14,744             2

John G.
Welles         $8,470              $8,470              1


     The Fund's Administrator is administrator to the Aquilasm Group of Funds, which consist of tax-free municipal bond funds and money market funds. As of December 31, 1997, these funds had aggregate assets of approximately $2.9 billion, of which approximately $1.9 billion consisted of assets of the tax-free bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). For the year ended December 31, 1997, advisory fees of $437,704 were paid or accrued to the Adviser. During the year ended December 31, 1997, administration fees of $656,555 were paid or accrued to the Administrator under the Administration Agreement of which $5,270 was voluntarily waived.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds) including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. All of the shares of the Distributor are owned by Mr. Herrmann. During the fiscal year, the Distributor retained $68,322 in commissions on sales of the Fund's Class A shares. Under the Fund's Distribution Plan the Distributor received $4,357 with respect to the Fund's Class A shares. With respect to the Fund's Class C shares it received $8,921 under the Distribution Plan and a Shareholder Services Plan.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and
(iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held one meeting during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. Each Trustee attended at least 75% of the total number of Board meetings and the Audit Committee meetings (if such Trustee was a member of that Committee).

                  RATIFICATION OR REJECTION OF
                SELECTION OF INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending
December 31, 1998; such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Fund, the Fund's Adviser or the Fund's Administrator. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                   BACKGROUND AND REASONS FOR
                    PROPOSALS NO. 2 AND NO. 3

     Proposals No. 2 and No. 3 are designed to change the form of the Fund's investment advisory and administration arrangements to a new structure involving an adviser and a sub-adviser. The proposed arrangements will not result in any change in overall management fees paid by the Fund, nor any change in the parties providing these services. Marketing efforts and positioning of the Fund will remain the same with a strong local orientation.

     The Board of Trustees has unanimously approved the proposals. As required by law, at least a majority of the Trustees, including a majority of the independent Trustees, believe that the new structure would, among other things, enhance the ability of the Fund to secure stable, continuous, high-quality local portfolio management services, and would improve the ability of the Fund to obtain various other services on beneficial terms.

     Under the proposals, Aquila Management Corporation ("Aquila"), which currently serves as the Fund's administrator, would in addition become investment adviser under a new agreement (the "Advisory and Administration Agreement") under which it would also continue to provide the Fund with all administrative services (Proposal No. 2). Also, under a proposed agreement (the "Sub-Advisory Agreement") between Aquila and KPM Investment Management, Inc. ("KPM"), the current investment advisory agreement would be replaced by one under which Aquila would appoint KPM as Sub-Adviser to the Fund (Proposal No. 3). Under the Sub-Advisory Agreement, KPM would continue to provide the Fund with advisory services of the kind which it currently provides to the Fund. The duties of the administrator, now performed under an administration agreement, would be performed by Aquila under the Advisory and Administration Agreement where it would be referred to as the "Manager." The current administration agreement will no longer be needed and will terminate upon implementation of the proposed agreements.

     A majority of the Trustees believe that it is in the best interest of the shareholders to provide Aquila with the authority to retain an investment sub-adviser (subject to the approval of the Board of Trustees and the shareholders) and to terminate a sub-adviser (subject to the approval of the Board of Trustees) if it were to deem doing so to be in the best interests of the Fund and its shareholders. A majority of the Trustees consider that this authority will enhance Aquila's ability to obtain for the Fund benefits of stable, continuous, high-quality portfolio management.

     In addition, Aquila has advised the Board of Trustees that it plans to propose a similar reorganization to other funds in the Aquilasm Group of Funds. If, as expected, those proposals are adopted, the following additional reasons support the proposed reorganization, although there can be no assurance that they will be realized:

     There would be heightened public recognition of the Aquilasm
     Group and its funds, and better public relations possibilities.

     The new arrangements would benefit the entire group because they would tend to increase the negotiating power of Aquila in dealing with service providers to the funds in various ways.

     The arrangements potentially increase the standardization of procedures, e.g. compliance, among the advisers.

     The Board of Trustees noted that Aquila is the founder and organizer of the Fund and has continuously served as its administrator since 1992, and from 1987 to 1992 as its sub-adviser. Since 1985, Aquila has formed and sponsored seven state-specific tax-free municipal bond funds, which have grown to a total of $1.9 billion in combined assets. These funds and their years of inception are Hawaiian Tax-Free Trust (1985), Tax-Free Trust of Oregon (1986), Tax-Free Trust of Arizona (1986), Churchill Tax-Free Fund of Kentucky (1987), the Fund (1987), Narragansett Insured Tax-Free Income Fund (1992) and Tax-Free Fund For Utah (1992). Aquila has also sponsored five money market funds and two regional capital appreciation equity funds. As of December 31, 1997, the Aquilasm Group of Funds had combined assets of approximately $2.9 billion.

     By founding the Fund and other state-specific tax-free municipal bond funds, Aquila has been able to offer to individual investors in various states a locally-managed, quality-oriented portfolio of municipal obligations, providing income that is exempt from state as well as federal income taxes.

     Aquila advised the Board of Trustees that a critical component of high-quality service to investors in its funds is a close familiarity with the local economy and market conditions that can only be provided by experienced local portfolio management. Aquila found that investment advisers that were a part of, or associated with, major local financial institutions had the experience and resources to provide this management. The Aquila bond funds are unusual compared with other such funds in emphasizing local portfolio management, which has been a major factor in their acceptance by investors.

     Recent years have seen a consolidation in the financial services industry that has resulted in many prominent local banks becoming parts of larger national institutions. A number of these transactions have affected the local advisers of the Fund as well as other Aquila bond funds. In every instance, Aquila has been able to secure commitments to continuous local management, but in some instances it became necessary for Aquila to seek out other organizations to provide the continuity and quality of service that investors expect. A majority of the Trustees believe that by providing Aquila with the authority as to the investment advisory function contained in the new agreements, the Board would better enable Aquila to ensure continuity of local portfolio management.


     Another anticipated advantage of the proposed arrangements is that, to the extent extended, as planned, to other Aquila funds, Aquila expects to improve its ability to negotiate beneficial terms with service providers, such as transfer agents and pricing services, under substantially uniform agreements that would provide services to all of the funds. Because of the combined size of the funds, Aquila expects that its collective bargaining position would be enhanced and that costs for these services may be lower than would be obtained if these arrangements were negotiated on a piecemeal basis. There can be no assurance that this will occur.

     A majority of the Trustees believe that making Aquila
Manager has definite organizational benefits, including a better structure for handling any possible future changes. The costs of the change in structure will be borne by Aquila and not the Fund.

     In approving the proposed new arrangements, the Board of Trustees stipulated that the Sub-Advisory Agreement could provide for its termination by the Adviser upon reasonable notice, provided, however, that the Adviser should not terminate the Sub-Advisory Agreement (and any attempt by the Adviser to terminate such agreement would be null and void) unless, prior to giving notice to the Sub-Adviser of such termination, either (i) the Advisory Agreement had been reapproved by the Board of Trustees of the Fund, in the manner described in Section 15 of the 1940 Act, in contemplation of the Adviser's managing the investment portfolio of the Fund without the assistance of a Sub-Adviser;
(ii) a new Sub-Advisory Agreement, to take effect upon the termination of the existing Sub-Advisory Agreement, had been approved by the Board of Trustees and the shareholders of the Fund as contemplated by Section 15 of the 1940 Act; (iii) the Board had authorized such termination; or (iv) the Adviser had complied with such other or additional directives and authorizations of the Board with respect to such termination as may from time to time be in effect.

Other Changes

     The current advisory agreement and the Administration Agreement provide that fees payable thereunder shall not exceed certain amounts or percentages of the Fund's net assets or income. These provisions, which were required by certain State securities laws, have had no effect on the Fund, due to its size. The state securities laws were preempted by Federal legislation in 1996 and accordingly, these provisions, which are no longer required by law, would not be included in the new agreements.

Other Information About Aquila

     Aquila, founded in 1984, is controlled by Mr. Lacy B.
Herrmann (directly, through a trust and through share ownership by his wife). Aquila's shares are owned as follows:

     Elizabeth B. Herrmann                                    35%
     Lacy B. Herrmann                                         25%
     Elizabeth B. Herrmann
     1993 Annuity Fund                                        40%

The names, addresses and principal occupations of the principal executive officer and each director of Aquila are as follows:

     Name                     Position with Aquila

     Lacy B. Herrmann         Chairman, Chief Executive Officer
                              and Director

     Diana P. Herrmann        President, Chief Operating Officer
                              and Director

     Elizabeth B. Herrmann    Director

     The address of all of these individuals is 380 Madison
Avenue, Suite 2300, New York, NY 10017.

Other Information about KPM

     KPM is a wholly-owned subsidiary of KFS Corporation, a member of the Mutual of Omaha Companies. The Fund's portfolio is managed in the Adviser's Denver office. Founded in 1981, the Adviser provides discretionary equity fixed income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net-worth individuals and currently manages over $1 billion of clients' assets.

     Mr. Christopher Johns is the Fund's portfolio manager. Mr. Johns is First Vice President of the KPM and has been a Vice President since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Norwest Bank, Denver) when it acted as investment adviser to the Fund. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati. Mr. John Wyszynski is the back-up portfolio manager. He has been employed by KPM since 1993 as a Vice President. He has 14 years experience in managing Colorado Obligations having worked at several firms including Kirchner Moore and First Interstate Bank of Denver. He has an MBA in Finance and Accounting from the University of Chicago.

     KPM has its primary office at 10250 Regency Circle, Omaha, NE 68114 and its Denver office is located at One Norwest Center, 1700 Lincoln Street, Denver, CO 80203. Since 1983, KPM has been wholly-owned by Mutual of Omaha Insurance Company, whose principal office is at Mutual of Omaha Plaza, Omaha, NE 68175.

The Chief Executive Officer and directors of KPM are as follows:

                    Position(s)
                    Held with
                    KPM Investment
     Name           Management Inc.          Principal Occupation

     Randall D. Greer    President, CEO,     Chairman, President and
                         Chairman            Chairman, KPM Investment
                                             Management, Inc.

     John W. Weekly      Director            Chairman and CEO
                                             Mutual of Omaha

     John A. Sturgeon    Director            President
                                             Mutual of Omaha

     Peter N. Lahti      Director            Chairman, President, CEO
                                             Kirkpatrick, Pettis, Smith
                                             Polian, Inc. and
                                             KFS Corporation

     KPM does no act as investment adviser to any investment companies, which have similar investment objectives to those of the Fund.

                                Annual Fee Rates

(Fee rates are annual rates as a percentage of the Fund's average daily net assets.)

                                                  Under
                                                  arrangements
Type of payment          Under arrangements       if Proposals 2
made by the Fund         currently in effect      and 3 are adopted
Advisory fee             0.20 of 1%               0.50 of 1%

(Sub-Advisory fee
paid by the Adviser)     0                        (0.20 of 1%)

Administration fee       0.30 of 1%               0

Total Payments
by the Fund              0.50 of 1%               0.50 of 1%


     The following table shows the advisory and administration fees the Fund paid during its last fiscal year, the fees it would have paid if the proposed arrangements had been in effect during that fiscal year and the percentage change.


Type of payment      Amount        Amount that would   Difference between
by the Fund         actually paid  have been paid      the old and new
                                   if the new          arrangements as a
                                   arrangements        percentage of the
                                   had been in effect  old arrangements
Advisory fee        $437,704       $1,094,259(1)       250%

(Sub-Advisory
fee Paid by
the Adviser)        0              ($437,704)          N/A

Administration
fee                 $656,555(1)    0                   0%

Total payments      $1,094,259(1)  $1,094,259(1)       0%

(1) Net of waiver of $5,270 of administration fee.

     Proposals No. 2 and No. 3 are designed to operate together. Neither separately will have the intended results. Neither proposal will be implemented unless both are approved by shareholders. Accordingly, the proposed new Investment Advisory and Administration Agreement and the proposed Sub-Advisory Agreement will go into effect upon approval by shareholders of both Proposals No. 2 and 3. If these proposals are not both approved, the current arrangements will remain in effect. The Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.

     The Trustees also noted that in addition to the foregoing matters, Aquila has more than twelve years of experience in forming and administering tax-exempt municipal bond funds, including identifying and securing the services of competent local investment advisers. The Trustees also noted that Aquila had secured the agreement of KPM to serve as the Fund's Sub-Adviser on the terms described in Proposal No. 3.

     For the reasons set forth above, at an in-person meeting called and held for the purpose in March 1998, the unanimous Board of Trustees, including a majority of the Trustees who are not parties to the Advisory and Administration Agreement or the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), voted to approve the Advisory Agreement and Sub-Advisory Agreement.

ACTION ON A NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT WHICH WILL PROVIDE THAT ALL ADVISORY FEES AND ADMINISTRATION FEES WILL BE PAID TO AQUILA MANAGEMENT CORPORATION ALTHOUGH COMBINED ADVISORY AND ADMINISTRATION FEES WILL REMAIN AT THE CURRENT LEVEL
                        (PROPOSAL NO. 2)

     The new Investment Advisory and Administration Agreement (the "Advisory Agreement") has several parts, most of which are substantially identical to corresponding provisions in the Fund's former advisory agreements and administration agreement. The Advisory Agreement contains provisions relating to investment advice for the Fund and management of its portfolio that are substantially identical to prior advisory agreements, except that the Adviser has the power to delegate its advisory functions to a Sub-Adviser, which it will employ at its own expense. The Advisory Agreement contains provisions relating to administrative services that are substantially identical to those contained in the Fund's current and prior administration agreements. In the following description, Aquila is referred to as the "Manager."

Description of the Investment Advisory and Administration
Agreement

     The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     The Advisory Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i),
(ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940. The Manager will delegate all of such functions to KPM under the proposed Sub-Advisory Agreement. See "Background and Reasons for Proposals No. 2 and No. 3."

     The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

     (iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

     (iv) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (v) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement. See Proposal No. 3.

     The Advisory Agreement provides that the Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions thereunder and shall pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

     The Fund shall bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

     Under the Advisory and Administration Agreement, the Fund will pay to Aquila a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the part of the Distribution Plan of the Fund applicable to Class A shares of the Fund, the annual management fee shall be payable at the annual rate of 0.40 of 1% of such net asset value. Implementation of payment under the Distribution Plan was to have taken place on the earlier of the first day of the calendar quarter after the quarter in which the Fund's net assets exceed $250 million (which has not yet occurred) or October 1, 1996. At the date of this proxy statement, management of the Fund has determined that implementation of the changes should be indefinitely postponed.

     The Advisory Agreement provides that the Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

     The Advisory Agreement provides that it will become effective on the date of its approval by the shareholders of the Fund and will, unless terminated as hereinafter provided, continue in effect until the April 30 next preceding the first anniversary of the effective date of the Advisory Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     The Advisory Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940
Act) of the Advisory Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% of such net asset value. [Distribution Plan effect to be added]

Action Requested

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENT DESCRIBED ABOVE BE
APPROVED. See "Background and Reasons for Proposals No. 2 and No.
3" for the reasons.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, is required for the approval of this Proposal No. 2. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar ( and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's three classes of shares.

     The meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The shares of shareholders who have voted by proxy against a proposal will be voted against adjournment.

                   ACTION UPON A PROPOSED NEW
  SUB-ADVISORY AGREEMENT BETWEEN AQUILA MANAGEMENT CORPORATION
               AS MANAGER AND KPM AS SUB-ADVISER
                        (PROPOSAL NO. 3)

     The proposed Sub-Advisory Agreement (the "Sub-Advisory Agreement") has substantially the same terms as the current advisory Agreement, except that the Sub-Advisory Agreement is with the Manager and not with the Fund, the compensation of the Sub-Advisor is paid by the Manager and not by the Fund and the state-imposed expense limitation described above has been eliminated.

     The Sub-Advisory Agreement provides that the Manager appoints KPM as Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Fund. The Sub-Advisory Agreement provides that the Sub-Adviser will act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and will supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

     The Sub-Advisory Agreement provides in general that subject to the direction and control of the Manager and the Board of Trustees of the Fund, the Sub-Adviser shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

     (v) consult with the Manager in connection with its duties thereunder.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser will not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which the Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided under the Agreement by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

     The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.20 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the part of the Distribution Plan of the Fund applicable to Class A shares of the Fund, the annual management fee shall be payable at the annual rate of 0.16 of 1% of such net asset value.

     The Sub-Advisory Agreement provides that it will become effective, if approved by the shareholders of the Fund, on July 1, 1998 (the "Effective Date") and shall, unless terminated as thereinafter provided, continue in effect until the April 30 next preceding the first anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

     THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED SUB-
ADVISORY AGREEMENT DESCRIBED ABOVE BE APPROVED. See "Background and Reasons for Proposals No. 2 and No. 3" for the reasons.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 3. See Proposal
No. 2 for a description of such a majority.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. No shareholder proposals have been received. One of the conditions under the proxy rules relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                             AQUILA
                    TAX-FREE FUND OF COLORADO

          PROXY FOR SHAREHOLDERS MEETING JUNE 29, 1998

            PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of AQUILA TAX-FREE FUND OF COLORADO (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA
P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held at Hyatt Regency Tech Center Denver, 7800 Tufts Avenue, Denver, Colorado 80237, on June 29, 1998 at 2:00 p.m. local time and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Management recommends a vote FOR all nominees listed below and FOR the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.

     Please indicate your vote by an "X" in the appropriate box below

          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                               below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

     LACY B. HERRMANN; TUCKER HART ADAMS; ARTHUR K. CARLSON;
WILLIAM M. COLE; ANNE J. MILLS; J. WILLIAM WEEKS; JOHN G. WELLES

        Ratification of selection of KPMG Peat
        Marwick LLP as independent auditors
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]

        Action on proposed Investment
        Advisory and Administration Agreement with
        Aquila Management Corporation
                               __           __            __
(Proposal No. 2)          FOR [__] AGAINST [__]  ABSTAIN [__]

        Action on proposed Sub-Advisory
        Agreement with KPM Investment
        Management Inc.
                               __           __            __
(Proposal No. 3)          FOR [__] AGAINST [__]  ABSTAIN [__]


                 Dated:  ____________  ______, 1998
                            Month        Day




__________________________________
                    SIGNATURE(S)



__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.